UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2021

SCOPUS BIOPHARMA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39788	82-1248020
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 300

New York, New York 10170

(Address of principal executive offices)

(212) 479-2513

(Registrant’s telephone number, including area code)

 N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SCPS	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreements

On November 21, 2021, Scopus BioPharma Inc. (“Scopus,” “we,” “our,” or “us”) entered into securities purchase agreements (the “Purchase Agreements”) with certain institutional investors named therein (the “Investors”), pursuant to which we agreed to sell and issue, in a private placement offering (the “Offering”), 3,000,000 shares (the “Shares”) of our common stock, par value $0.001 per share (the “Common Stock”), Series A Additional Investment Options (the “Series A AIOs”) to purchase 1,500,000 shares of Common Stock and Series B Additional Investment Options (the “Series B AIOs,” together with the Series A AIOs, the “AIOs”) to purchase 1,500,000 shares of Common Stock, at a purchase price of $3.25 per Share and associated AIOs.

The Series A AIOs are exercisable immediately with a term of five years following the date of the effectiveness of an authorized share increase to increase the amount of authorized Common Stock in our Certificate of Incorporation (the “Authorized Share Increase Date”) and have an exercise price of $3.125 per share. The Series B AIOs are exercisable upon the Authorized Share Increase Date with a term of five years following the Authorized Share Increase Date and have an exercise price of $3.125 per share. The Purchase Agreements contain customary representations, warranties, covenants and indemnification of the Investors by us.

H.C. Wainwright & Co., LLC (the “Placement Agent”) acted as the Placement Agent in the Offering. We agreed to pay the Placement Agent a cash fee equal to 7.5% of the aggregate gross proceeds from the Offering. We also agreed to pay the Placement Agent a management fee equal to 1.0% of the aggregate gross proceeds from the Offering and approximately $0.1 million of expense reimbursement and other fees.

We also agreed to issue to the Placement Agent or its designees Additional Investment Options (the “Placement Agent AIOs”) to purchase up to 225,000 shares of Common Stock. The Placement Agent Warrants have an exercise price equal to $4.0625, or 125% of the offering price per Share and associated AIOs, and are exercisable upon the Authorized Share Increase Date with a term of five years following the Authorized Share Increase Date.

The closing of the Offering occurred on November 23, 2021. We received gross proceeds of $9.75 million in connection with the Offering.

Registration Rights Agreements

In connection with the Offering, on November 21, 2021, we entered into a Registration Rights Agreements with the Investors (the “Registration Rights Agreements”). Pursuant to the Registration Rights Agreements, we agreed to file an initial registration statement with the Securities and Exchange Commission (the “SEC”) covering the resale of the Shares and the shares of Common Stock underlying the AIOs no later than January 4, 2022 and to use commercially reasonable efforts to have the registration statement declared effective as promptly as practical thereafter, and in any event no later than the later of (i) February 15, 2022 and (ii) 30 days after the Authorized Share Increase Date, subject to certain exceptions.

Warrant Contribution Agreement

In connection with the closing of the Offering, we entered into a Warrant Contribution Agreement with HCFP/Capital Partners 18B-2 LLC (“HCFP”), pursuant to which HCFP contributed 3,000,000 W Warrants held by it (the “Contributed Warrants”) in exchange for the cancellation of the $1.5 million contingent promissory note (the “Note”), including any and all interest, from HCFP. As a result of the contribution by HCFP and resulting cancellation of the Contributed Warrants and Note, the Company released 6,000,000 shares of Common Stock from its authorized share reserve.

The foregoing descriptions of the Purchase Agreements, the Series A AIOs, the Series B AIOs, the Placement Agent AIOs, the Registration Rights Agreements and the Warrant Contribution Agreement are not complete and are subject to, and qualified in their entirety by, the full text of such documents, forms of which are attached as Exhibits 10.1, 4.1, 4.2, 4.3, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

We issued and sold the Shares, the AIOs and the Placement Agent AIOs, and will issue the shares of Common Stock issuable upon exercise of the AIOs and the Placement Agent AIOs, in reliance on the exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. In connection with the Investors’ execution of the Purchase Agreement, the Investors represented to us that they are each an “accredited investor” as defined in Regulation D of the Securities Act and that the securities to be purchased by them will be acquired solely for their own account and not with a view to or for distributing or reselling such securities or any part thereof in violation of the Securities Act or any applicable state securities law.

This Current Report on Form 8-K does not constitute, and may not be used in connection with, an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction in which it is unlawful for the person to make the offer or solicitation.

Item 8.01 Other Events.

On November 22, 2021, we issued a press release announcing the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibits

4.1	Form of Series A Additional Investment Option

4.2	Form of Series B Additional Investment Option

4.3	Form of Placement Agent Additional Investment Option

10.1*	Form of Securities Purchase Agreement, dated as of November 21, 2021, by and among Scopus BioPharma Inc. and the investors named therein

10.2*	Form of Registration Rights Agreement, dated as of November 21, 2021, by and among Scopus BioPharma Inc. and the investors named therein

10.3	Warrant Contribution Agreement, dated as of November 23, 2021, by and between Scopus BioPharma Inc. and HCFP/Capital Partners 18B-2 LLC

99.1	Press Release issued by Scopus BioPharma Inc. on November 22, 2021

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5) or Item 601(b)(2). Scopus BioPharma Inc. agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOPUS BIOPHARMA INC.

Dated: November 26, 2021	By:	/s/ Joshua R. Lamstein
Joshua R. Lamstein
Chairman